Goldman Sachs Funds
CORESM TAX-MANAGED EQUITY FUND Semiannual Report June 30, 2002
Long-term
after-tax
growth of capital

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND
Market Overview Dear Shareholder,
During the six-month period under review, the equity market generated overall poor results. While there were pockets of opportunity they were few and far between.
An Economic Rebound
As the reporting period began, we were at the tail end of the first global recession in a decade. While it was initially assumed that the recession was triggered by the September 11 terrorist attacks, economic data pointed to the contraction beginning in March of 2001. However, as the period progressed there was mounting evidence that a global economic recovery was taking place. The U.S. gross domestic product (GDP) rose an estimated 5.6% during the first quarter of 2002, following a 1.7% increase in the fourth quarter of 2001.
Equities Post Poor Results
Despite positive economic news, the global equity markets performed poorly during the reporting period. Weak corporate profits, threats of terrorism, and unrest in the Middle East all took their toll on investor sentiment. In addition, a dark cloud hung over the market as accounting irregularities took center stage following the bankruptcies at Enron and Global Crossing. Throughout the period investors waited for the other shoe to drop, which occurred late in the period as WorldCom and Xerox admitted they had previously misstated profits.
All told, investors chose to believe that the prospects for the stock market were “half empty” rather than “half full.” This was evident in the United States, as the S&P 500 Index fell 13.16% during the six-month reporting period. The news was even worse in the technology-laden Nasdaq Composite Index, which dropped 24.98% during the same period. Overall, value stocks outperformed their growth stock counterparts, due largely to the weakness in the technology sector. During the reporting period the Russell 1000 Value Index returned –4.78%, while the Russell 1000 Growth Index declined 20.78%.
Given the fluctuation we’ve experienced in the markets we would encourage you to maintain your long-term perspective and to work closely with your financial adviser to ensure that your asset allocation strategy reflects your goals. As always, we appreciate your support and look forward to serving your investment needs in the years to come.
Sincerely,
David W. Blood Head, Goldman Sachs Asset Management
July 8, 2002
NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND
What Differentiates Goldman Sachs CORE Tax-Management Process?
In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs CORESM Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.
Goldman Sachs’ CORE investment process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, CORE is enhanced with an additional layer that seeks to maximize after-tax returns.
1 CORE STOCK SELECTION
Step 1: Quantitative Analysis Step 2: Qualitative Analysis Comprehensive Extensive Rigorous Fundamental Objective Insightful
Advantage: Daily analysis of more than 3,000 U.S. equity securities using a proprietary model
2 CORE PORTFOLIO CONSTRUCTION
Benchmark driven Sector and size neutral Tax optimized
Tax optimization is an additional layer that is built into the existing CORE investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of CORE seeks to maximize after-tax returns — the true objective of every taxable investor.
Advantage: Value added through stock selection — not market timing, industry rotation or style bias
RESULT
A fully invested, style –pure portfolio Broad access to the total U.S. equity market A consistent goal of maximizing after-tax risk-adjusted returns

GOLDMAN SACHS CORE℠ TAX-MANAGED EQUITY FUND

Fund Basics

as of June 30, 2002

Assets Under Management

$123.0 Million

Number of Holdings

224

NASDAQ SYMBOLS

Class A Shares

GCTAX

Class B Shares

GCTBX

Class C Shares

GCTCX

Institutional Shares

GCTIX

Service Shares

GCTSX

PERFORMANCE REVIEW

January 1, 2002–June 30, 2002	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	–11.62%	–12.24%
Class B	–11.86	–12.24
Class C	–11.89	–12.24
Institutional	–11.43	–12.24
Service	–11.65	–12.24

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any fees or expenses.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	–20.47%	–20.69%	–17.34%	–15.61%	–15.84%
Since Inception (4/3/00)	–16.70	–16.32	–15.26	–14.26	–14.64

[3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 6/30/02[4]

Holding	% of Total Net Assets	Line of Business
Citigroup, Inc.	2.8%	Banks
Johnson & Johnson	2.5	Drugs
Wal-Mart Stores, Inc.	2.4	Department Stores
The Procter & Gamble Co.	2.2	Home Products
Bank of America Corp.	2.1	Banks
General Electric Co.	1.9	Financial Services
Microsoft Corp.	1.8	Computer Software
Exxon Mobil Corp.	1.8	Energy Resources
Dell Computer Corp.	1.6	Computer Hardware
Viacom, Inc. Class B	1.6	Entertainment

[4] The top 10 holdings may not be representative of the Fund's future investments.

2

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND
STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/02
Since Class A Shares One Year Inception (4/3/00)
Returns before taxes –20.47% –16.70% Returns after taxes on distributions –20.57 –16.74 Returns after taxes on distributions –12.57 –13.05 and sale of Fund shares
As of December 1, 2001, the mutual fund industry is required to provide standardized after-tax performance in sales literature for funds that either include other forms of after-tax performance in their sales literature or portray themselves as being managed to limit the effect of taxes on performance. Above are standardized after-tax returns for the Goldman Sachs CORE Tax-Managed Equity Fund to which the new requirement applies.
Standardized after-tax returns assume reinvestment of all distributions at net asset value and reflect a maximum initial sales charge of 5.5% for Class A Shares. The returns are calculated using the historical highest individual federal marginal income tax rates (38.6% for ordinary income dividends and 20% for capital gain distributions) and do not reflect state or local taxes.
Returns before taxes do not reflect taxes on distributions on the Fund’s Class A Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Returns after taxes on distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.
Returns after taxes on distributions and sale of Fund shares reflect taxes paid on distributions of the Fund’s Class A Shares and taxes applicable when the investment is redeemed (sold) by you.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND
Performance Overview
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs CORESM Tax-Managed Equity Fund during the six-month reporting period that ended June 30, 2002.
Performance Review
For the six-month period that ended June 30, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of –11.62%, –11.86%, –11.89%, –11.43%, and –11.65%, respectively. These returns compare to the –12.24% cumulative total return of the Fund’s benchmark, the Russell 3000 Index.
While the market continued to be adversely affected by corporate scandal and world economic and political uncertainty, the CORE process proved its strength with its diversified themes and unique risk-management capabilities.
Among the CORE themes, Profitability, which favors companies with sound fundamentals such as high profit margins and good operating efficiency, was the biggest positive contributor to excess returns relative to the Fund’s benchmark. Valuation and Momentum followed closely behind, contributing positively to excess returns. Fundamental Research also helped returns slightly, while Earnings Quality ended essentially flat versus the benchmark.
Relative stock selection was positive in 7 of the 13 sectors that make up the Index, especially in the heavily weighted Technology and Health Care sectors. The Fund lagged its benchmark most notably in the Telecommunications and Utilities sectors.
Portfolio Positioning
The CORESM Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The Fund’s benchmark, the Russell 3000 Index, covers the range from large cap to small cap. In managing the CORE products, we do not make size or sector bets. Rather, we seek to add value versus the Fund’s benchmark by individual stock selection. Our quantitative process seeks out stocks with good momentum and high expected growth that also appear to be good values (relative to other stocks in the same industry). We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Our portfolio construction process integrates tax considerations into investment decisions with the goal of maximizing after-tax return.
The Fund’s best relative performers during the six-month period were in the Technology and Health Care sectors. Some examples of particularly strong contributors included:
Technology holdings — An overweight in Lockheed Martin Corporation, and underweights in Oracle Corporation and Sun Microsystems, Inc.
Health Care stocks — An underweight in Bristol-Myers Squibb Company and overweights in UnitedHealth Group Incorporated and Henry Schein, Inc.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND
Outlook
Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names favored by fundamental research analysts and with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Quantitative Equity Investment Team
July 8, 2002

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Performance Summary
June 30, 2002 (Unaudited)

The following graph shows the value as of June 30, 2002, of a $10,000 investment made on April 3, 2000 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs CORESM Tax-Managed Equity Fund. For comparative purposes, the performance of the Fund’s benchmark (Russell 3000 Index), with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and sales loads.

CORESM Tax-Managed Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, with dividends reinvested, from April 3, 2000 to June 30, 2002.

Average Annual Total Return through June 30, 2002	Since Inception	One Year	Six Months(a)

Class A (commenced April 3, 2000)
Excluding sales charges	-14.58%	-15.80%	-11.62%
Including sales charges	-16.70%	-20.47%	-16.47%

Class B (commenced April 3, 2000)
Excluding contingent deferred sales charges	-15.17%	-16.51%	-11.86%
Including contingent deferred sales charges	-16.32%	-20.69%	-16.27%

Class C (commenced April 3, 2000)
Excluding contingent deferred sales charges	-15.26%	-16.50%	-11.89%
Including contingent deferred sales charges	-15.26%	-17.34%	-12.77%

Institutional Class (commenced April 3, 2000)	-14.26%	-15.61%	-11.43%

Service Class (commenced April 3, 2000)	-14.64%	-15.84%	-11.65%

(a) Not annualized.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments
June 30, 2002 (Unaudited)

Shares	Description	Value
Common Stocks – 100.4%

Airlines – 0.2%
11,100	Delta Air Lines, Inc.	$222,000

Apparel – 0.5%
12,700	NIKE, Inc. Class B	681,355

Banks – 11.1%
37,100	Bank of America Corp.	2,610,356
11,500	Bank One Corp.	442,520
4,251	BB&T Corp.	164,089
5,400	Charter One Financial, Inc.	185,652
87,934	Citigroup, Inc.	3,407,442
12,100	Commerce Bancorp, Inc.	534,820
2,600	Corus Bankshares, Inc.	119,389
12,100	Fifth Third BanCorp.	806,465
3,900	FleetBoston Financial Corp.	126,165
5,100	Greater Bay Bancorp.	156,876
25,320	J.P. Morgan Chase & Co.	858,854
21,000	KeyCorp.	573,300
17,600	Marshall & Ilsley Corp.	544,368
5,100	State Street Corp.	227,970
2,300	SunTrust Banks, Inc.	155,756
17,250	Union Planters Corp.	558,383
27,400	Wachovia Corp.	1,046,132
21,700	Wells Fargo & Co.	1,086,302

		13,604,839

Biotechnology – 2.0%
31,400	Amgen, Inc.*	1,315,032
27,900	Genentech, Inc.*	934,650
6,000	Immunex Corp.*	134,040
3,900	Invitrogen Corp.*	124,839

		2,508,561

Brokers – 1.0%
19,700	The Bear Stearns Companies, Inc.	1,205,640

Chemicals – 1.3%
14,900	Air Products & Chemicals, Inc.	752,003
7,500	Ashland, Inc.	303,750
3,900	Brady Corp.	136,500
5,500	Cabot Corp.	157,575
22,700	IMC Global, Inc.	283,750

		1,633,578

Clothing – 0.1%
9,400	The TJX Cos., Inc.	184,334

Computer Hardware – 3.9%
7,000	Apple Computer, Inc.*	124,040
59,600	Cisco Systems, Inc.*	831,420
77,400	Dell Computer Corp.*	2,023,236
15,257	Hewlett-Packard Co.	233,127
62,500	Ingram Micro, Inc.*	859,375
7,200	Storage Technology Corp.*	114,984
17,600	Tech Data Corp.*	666,160

		4,852,342

Computer Software – 4.6%
12,800	Activision, Inc.*	371,968
23,700	BMC Software, Inc.*	393,420
4,200	Computer Associates International, Inc.	66,738
7,600	Intergraph Corp.*	132,546
21,100	International Business Machines Corp.	1,519,200
41,400	Microsoft Corp.*	2,240,568
13,100	NCR Corp.*	453,260
600	Network Associates, Inc.*	11,562
17,100	Sybase, Inc.*	180,405
7,900	Symantec Corp.*	259,515

		5,629,182

Construction – 0.5%
5,200	Butler Manufacturing Co.	142,740
7,100	Lennar Corp.	434,520

		577,260

Defense/ Aerospace – 2.5%
27,700	Honeywell International, Inc.	975,871
4,700	ITT Industries, Inc.	331,820
18,500	Lockheed Martin Corp.	1,285,750
9,700	The Boeing Co.	436,500

		3,029,941

Department Stores – 3.6%
7,200	Family Dollar Stores, Inc.	253,800
20,300	J. C. Penney Co., Inc.	447,006
14,900	ShopKo Stores, Inc.*	300,980
12,100	Target Corp.	461,010
54,100	Wal-Mart Stores, Inc.	2,976,041

		4,438,837

Drugs – 9.6%
39,500	Abbott Laboratories	1,487,175
10,219	AmerisourceBergen Corp.	776,644
2,100	Barr Laboratories, Inc.*	133,413
26,400	Cardinal Health, Inc.	1,621,224
6,300	Diagnostic Products Corp.	233,100
4,500	Forest Laboratories, Inc.*	318,600
58,100	Johnson & Johnson	3,036,306
39,400	McKesson Corp.	1,288,380
28,600	Merck & Co., Inc.	1,448,304
42,500	Pfizer, Inc.	1,487,500

		11,830,646

Electrical Equipment – 0.9%
22,300	Agilent Technologies, Inc.*	527,395
19,200	Anixter International, Inc.*	451,200
25,100	Solectron Corp.*	154,365

		1,132,960

Electrical Utilities – 2.8%
5,500	American Electric Power Co., Inc.	220,110
40,900	Duke Energy Corp.	1,271,990
33,000	Entergy Corp.	1,400,520

The accompanying notes are an integral part of these financial statements.      7

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
June 30, 2002 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Electrical Utilities – (continued)
3,112	Exelon Corp.	$162,758
25,200	PG&E Corp.*	450,828

		3,506,206

Energy Resources – 3.1%
15,800	Anadarko Petroleum Corp.	778,940
8,400	Conoco, Inc.	233,520
53,000	Exxon Mobil Corp.	2,168,760
5,600	Occidental Petroleum Corp.	167,944
5,080	Phillips Petroleum Co.	299,110
8,400	Westport Resources Corp.*	137,760

		3,786,034

Entertainment – 1.7%
43,300	Viacom, Inc. Class B*	1,921,221
9,700	World Wrestling Federation Entertainment, Inc.*	141,620

		2,062,841

Environmental Services – 0.3%
4,900	Ionics, Inc.*	118,825
9,600	Waste Management, Inc.	250,080

		368,905

Financial Services – 3.1%
8,400	American Express Co.	305,088
5,700	Clark/Bardes, Inc.*	130,188
2,800	Federal National Mortgage Assoc.	206,500
81,100	General Electric Co.	2,355,955
17,000	Household International, Inc.	844,900

		3,842,631

Food & Beverage – 3.4%
11,200	Archer-Daniels-Midland Co.	143,248
7,300	Dole Food Co., Inc.	210,605
5,600	Interstate Bakeries Corp.	161,728
31,700	Kraft Foods, Inc.	1,298,115
13,500	PepsiAmericas, Inc.	201,690
4,300	PepsiCo, Inc.	207,260
4,900	Performance Food Group Co.*	165,914
9,600	SUPERVALU, Inc.	235,488
31,200	SYSCO Corp.	849,264
2,700	The Coca-Cola Co.	151,200
602	The J.M. Smucker Co.	20,546
17,500	The Pepsi Bottling Group, Inc.	539,000
233	Tyson Foods, Inc.	3,614

		4,187,672

Forest – 1.3%
4,700	Boise Cascade Corp.	162,291
5,400	Chesapeake Corp.	142,182
35,600	Georgia-Pacific Corp.	875,048
9,800	Pactiv Corp.*	233,240
2,300	Weyerhaeuser Co.	146,855

		1,559,616

Gold – 0.1%
4,200	Newmont Mining Corp., Holding Co.	110,586

Grocery – 0.5%
14,800	Albertson’s, Inc.	450,808
8,900	The Great Atlantic & Pacific Tea Co., Inc.*	166,341

		617,149

Heavy Electrical – 0.7%
1,300	3M Co.	159,900
8,900	EMCOR Group, Inc.*	522,430
2,500	Woodward Governor Co.	147,800

		830,130

Heavy Machinery – 0.9%
55,700	AGCO Corp.*	1,086,150

Home Products – 3.5%
25,300	Colgate-Palmolive Co.	1,266,265
8,900	The Gillette Co.	301,443
30,100	The Procter & Gamble Co.	2,687,930

		4,255,638

Industrial Parts – 1.4%
5,850	Graco, Inc.	147,069
15,900	Hughes Supply, Inc.	713,910
3,500	Textron, Inc.	164,150
13,600	W.W. Grainger, Inc.	681,360

		1,706,489

Information Services – 2.2%
6,600	Affiliated Computer Services, Inc.*	313,368
14,000	Computer Sciences Corp.*	669,200
23,800	First Data Corp.	885,360
13,900	Moody’s Corp.	691,525
6,800	PEC Solutions, Inc.*	162,656

		2,722,109

Internet – 0.3%
5,700	Hotels.com*	240,711
5,700	Retek, Inc.*	138,510

		379,221

Leisure – 0.4%
8,900	Harley-Davidson, Inc.	456,303

Life Insurance – 3.0%
4,500	Aetna, Inc.	215,865
10,800	John Hancock Financial Services, Inc.	380,160
12,600	Lincoln National Corp.	529,200
4,700	MetLife, Inc.	135,360
24,300	Nationwide Financial Services, Inc.	959,850

8     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Life Insurance – (continued)
38,500	Prudential Financial, Inc.*	$1,284,360
2,400	StanCorp Financial Group, Inc.	133,200

		3,637,995

Media – 2.4%
33,100	AOL Time Warner, Inc.*	486,901
29,000	Clear Channel Communications, Inc.*	928,580
35,700	Comcast Corp.*	851,088
6,400	Cox Radio, Inc.*	154,240
10,400	General Motors Corp. Class H*	108,160
31,500	Liberty Media Corp.*	315,000
6,200	PanAmSat Corp.*	140,120

		2,984,089

Medical Products – 1.6%
8,900	Baxter International, Inc.	395,605
5,400	Bio-Rad Laboratories, Inc.*	245,754
9,100	Cyberonics, Inc.*	119,383
14,400	Henry Schein, Inc.*	640,800
4,300	Patterson Dental Co.*	216,419
2,500	Stryker Corp.	133,775
4,900	Varian, Inc.*	161,455

		1,913,191

Medical Providers – 1.4%
14,100	Humana, Inc.*	220,383
8,600	PacifiCare Health Systems, Inc.*	233,920
13,800	UnitedHealth Group, Inc.	1,263,390

		1,717,693

Mining – 1.1%
8,100	Ball Corp.	335,988
12,200	Cleveland-Cliffs, Inc.	336,720
8,000	Engelhard Corp.	226,560
8,300	Inco Ltd.*	187,912
35,500	USEC, Inc.	312,400

		1,399,580

Motor Vehicle – 3.0%
42,000	AutoNation, Inc.*	609,000
29,000	General Motors Corp.	1,550,050
14,700	Johnson Controls, Inc.	1,199,667
13,700	United Auto Group, Inc.*	286,330

		3,645,047

Office Industrial – 0.5%
21,900	Equity Office Properties Trust	659,190

Oil Refining – 1.6%
15,600	ChevronTexaco Corp.	1,380,600
15,600	Valero Energy Corp.	583,752

		1,964,352

Oil Services – 0.6%
7,900	GlobalSantaFe Corp.	216,065
4,700	Transocean, Inc.	146,405
17,400	Universal Compression Holdings, Inc.*	417,426

		779,896

Other REIT – 0.8%
8,700	Annaly Mortgage Management, Inc.	168,780
7,900	AvalonBay Communities, Inc.	368,930
9,500	ProLogis Trust	247,000
6,500	Public Storage, Inc.	241,150

		1,025,860

Property Insurance – 2.7%
5,500	Allmerica Financial Corp.	254,100
9,361	American International Group, Inc.	638,701
2,000	American National Insurance Co	192,600
10,000	Cincinnati Financial Corp.	465,300
11,100	CNA Financial Corp.*	294,150
1,573	Fidelity National Financial, Inc.	49,707
16,500	First American Corp.	379,500
19,900	Loews Corp.	1,054,501

		3,328,559

Publishing – 0.8%
16,800	American Greetings Corp.	279,888
9,000	Deluxe Corp.	350,010
2,800	Pulitzer, Inc.	145,320
13,000	The Reader’s Digest Association, Inc.	243,490

		1,018,708

Railroads – 0.4%
9,700	CSX Corp.	339,985
10,000	Kansas City Southern Industries, Inc.*	170,000

		509,985

Restaurants – 0.1%
2,400	Brinker International, Inc.*	76,200

Securities/Asset Management – 1.2%
8,900	BlackRock, Inc.*	394,270
19,500	Morgan Stanley	840,060
9,800	SEI Investments Co	276,066

		1,510,396

Semiconductors – 3.7%
30,300	Arrow Electronics, Inc.*	628,725
39,800	Avnet, Inc.	875,202
7,500	ESS Technology, Inc.*	131,550
9,200	Fairchild Semiconductor Corp.*	223,560
89,500	Intel Corp.	1,635,165
4,000	Maxim Integrated Products, Inc.*	153,320
37,200	Texas Instruments, Inc.	881,640

		4,529,162

The accompanying notes are an integral part of these financial statements.      9

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
June 30, 2002 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Specialty Retail – 2.4%
11,050	Best Buy Co., Inc.*	$401,115
7,900	Dollar Tree Stores, Inc.*	311,339
5,000	Lowes Co., Inc.	227,000
7,200	Movie Gallery, Inc.*	152,064
8,300	Office Depot, Inc.*	139,440
29,500	OfficeMax, Inc.*	173,755
41,600	The Home Depot, Inc.	1,527,968

		2,932,681

Telecommunications Equipment – 0.8%
66,100	Motorola, Inc.	953,162

Telephone – 2.4%
45,600	AT&T Corp.	487,920
10,000	BellSouth Corp.	315,000
18,700	IDT Corp.*	316,404
27,400	SBC Communications, Inc.	835,700
49,500	Sprint Corp.	525,195
12,300	Verizon Communications, Inc.	493,845

		2,974,064

Tobacco – 1.0%
4,800	Philip Morris Companies, Inc.	209,664
17,800	R.J. Reynolds Tobacco Holdings, Inc.	956,750
2,300	Universal Corp.	84,410

		1,250,824

Truck Freight – 0.5%
3,200	FedEx Corp.	170,880
6,400	United Parcel Service, Inc. Class B	395,200

		566,080

Wireless – 0.9%
2,500	ALLTEL Corp.	117,500
25,800	AT&T Wireless Services, Inc.*	150,930
26,400	Sprint Corp. (PCS Group)*	118,008
7,300	Telephone & Data Systems, Inc.	442,015
13,200	United States Cellular Corp.*	335,940

		1,164,393

TOTAL COMMON STOCKS
(Cost $123,303,918)		$123,550,262

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $123,303,918)		$123,550,262

Securities Lending Collateral – 0.1%
134,900	Boston Global Investment Trust - Enhanced Portfolio	$134,900

TOTAL SECURITIES LENDING COLLATERAL
(Cost $134,900)		$134,900

TOTAL INVESTMENTS
(Cost $123,438,818)		$123,685,162

                   * Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
REIT—Real Estate Investment Trust

10     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets:

Investment in securities, at value (identified cost $123,303,918)	$123,550,262
Securities lending collateral, at value	134,900
Cash(a)	151,615
Receivables:
Dividends	114,480
Fund shares sold	51,237
Securities lending income	187
Other assets	47,945

Total assets	124,050,626

Liabilities:

Payables:
Fund shares repurchased	616,670
Amounts owed to affiliates	264,859
Payable upon return of securities loaned	134,900
Accrued expenses and other liabilities	26,797

Total liabilities	1,043,226

Net Assets:

Paid-in capital	166,931,074
Accumulated net investment loss	(243,169)
Accumulated net realized loss on investment transactions	(43,926,849)
Net unrealized gain on investments	246,344

NET ASSETS	$123,007,400

Net asset value, offering and redemption price per share:(b)
Class A	$7.00
Class B	$6.91
Class C	$6.89
Institutional	$7.05
Service	$6.98

Shares outstanding:
Class A	7,373,411
Class B	4,570,670
Class C	4,180,786
Institutional	1,447,934
Service	116,574

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	17,689,375

(a)	Includes restricted cash of $500,000 relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $7.41. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.      11

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:

Dividends (Including securities lending income of $791)	$862,676

Total income	862,676

Expenses:

Management fees	523,533
Distribution and Service fees(a)	418,645
Transfer Agent fees(b)	123,898
Custodian fees	46,463
Professional fees	10,893
Registration fees	7,616
Trustee fees	3,040
Service Share fees	2,075
Other	19,427

Total expenses	1,155,590

Less — expense reductions	(49,745)

Net expenses	1,105,845

NET INVESTMENT LOSS	(243,169)

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized loss from:
Investment transactions	(7,382,864)
Futures transactions	(29,412)
Foreign currency related transactions	(9)
Net change in unrealized gain (loss) on:
Investments	(8,959,175)
Futures	3,828

Net realized and unrealized loss on investment and futures transactions	(16,367,632)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,610,801)

(a)	Class A, Class B and Class C had Distribution and Service fees of $73,732, $181,366, and $163,547, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $56,036, $34,460, $31,074, $2,162 and $166, respectively.

12     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2002 (Unaudited)

From operations:

Net investment loss	$(243,169)
Net realized loss on investment and futures transactions	(7,412,285)
Net change in unrealized loss on investments and futures	(8,955,347)

Net decrease in net assets resulting from operations	(16,610,801)

From share transactions:

Proceeds from sales of shares	12,174,146
Cost of shares repurchased	(16,907,757)

Net decrease in net assets resulting from share transactions	(4,733,611)

TOTAL DECREASE	(21,344,412)

Net assets:

Beginning of period	144,351,812

End of period	$123,007,400

Undistributed net investment loss	$(243,169)

The accompanying notes are an integral part of these financial statements.      13

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Changes in Net Assets
For the Year Ended December 31, 2001

From operations:

Net investment loss	$(465,188)
Net realized loss on investment and futures transactions	(23,250,859)
Net change in unrealized gain on investments and futures	7,094,288

Net decrease in net assets resulting from operations	(16,621,759)

Distributions to shareholders:

From net investment income
Class A Shares	(198,841)
Class B Shares	(14,075)
Class C Shares	(34,216)
Institutional Shares	(42,111)
Service Shares	(3,130)

Total distributions to shareholders	(292,373)

From share transactions:

Proceeds from sales of shares	71,948,539
Reinvestment of dividends and distributions	241,129
Cost of shares repurchased	(47,817,377)

Net increase in net assets resulting from share transactions	24,372,291

TOTAL INCREASE	7,458,159

Net assets:

Beginning of year	136,893,653

End of year	$144,351,812

Undistributed net investment income	$—

14     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Notes to Financial Statements
June 30, 2002 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs CORESM Tax-Managed Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2002 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians.

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“the Agreement”) Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.
     Goldman Sachs has voluntarily agreed to limit “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees and expenses, litigation and indemnification costs, taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed 0.05% of the average daily net assets of the Fund. For the six months ended June 30, 2002, GSAM reimbursed approximately $50,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2002, the Custody fees were reduced by approximately $12 under such arrangements.
     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $14,000 for the six months ended June 30, 2002.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

3. AGREEMENTS (continued)
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis), of the average daily net asset value of the Service Shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     At June 30, 2002, the Fund owed approximately $183,000, $63,000 and $19,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the six months ended June 30, 2002, were $58,593,608 and $62,161,129, respectively.
     For the six months ended June 30, 2002, Goldman Sachs earned approximately $360 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, or seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange.

     Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. At June 30, 2002, there were no open futures contracts.

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2002 (Unaudited)

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2002 is reported parenthetically on the Statement of Operations. A portion of this amount ($114) represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2002, BGA earned approximately $139 in fees earned as securities lending agent. At June 30, 2002, the Fund loaned securities having a market value of $127,871 collateralized by cash in the amount of $134,900, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware business trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. At June 30, 2002, there were no outstanding securities on loan to Goldman Sachs.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2002, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

7. ADDITIONAL TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2001, the capital loss carryforward and certain timing differences on a tax basis were as follows:

Timing differences (i.e., post-October losses)	$(62,476)
Capital loss carryforward	(36,008,375)
Capital loss carryforward years of expiration	2008-2009

At June 30, 2002, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$123,751,454

Great unrealized gain	10,728,782
Gross unrealized loss	(10,929,974)

Net unrealized security loss	(201,192)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2002 (Unaudited)

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2002 (Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	598,532	$4,613,242
Shares repurchased	(1,170,491)	(9,056,036)

	(571,959)	(4,442,794)

Class B Shares
Shares sold	240,460	1,848,016
Shares repurchased	(477,798)	(3,581,882)

	(237,338)	(1,733,866)

Class C Shares
Shares sold	439,532	3,371,288
Shares repurchased	(487,852)	(3,679,226)

	(48,320)	(307,938)

Institutional Shares
Shares sold	272,025	2,112,600
Shares repurchased	(71,561)	(555,321)

	200,464	1,557,279

Service Shares
Shares sold	29,531	229,000
Shares repurchased	(4,484)	(35,292)

	25,047	193,708

NET DECREASE	(632,106)	$(4,733,611)

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

8. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Year Ended
	December 31, 2001

	Shares	Dollars

Class A Shares
Shares sold	3,627,402	$29,735,792
Reinvestment of dividends and distributions	23,357	182,180
Shares repurchased	(2,916,170)	(24,029,823)

	734,589	5,888,149

Class B Shares
Shares sold	1,767,111	14,305,232
Reinvestment of dividends and distributions	1,550	11,983
Shares repurchased	(845,396)	(6,620,211)

	923,265	7,697,004

Class C Shares
Shares sold	2,388,966	19,564,209
Reinvestment of dividends and distributions	3,613	27,858
Shares repurchased	(1,052,201)	(8,159,810)

	1,340,378	11,432,257

Institutional Shares
Shares sold	947,205	7,898,306
Reinvestment of dividends and distributions	2,434	19,108
Shares repurchased	(1,017,581)	(8,846,563)

	(67,942)	(929,149)

Service Shares
Shares sold	51,721	445,000
Reinvestment of dividends and distributions	—	—
Shares repurchased	(19,861)	(160,970)

	31,860	284,030

NET INCREASE	2,962,150	$24,372,291

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	Net asset
	beginning	income	and unrealized	investment	investment	value, end
	of period	(loss)(c)	loss	operations	income	of period

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2002 - Class A Shares	$7.92	$—	$(0.92)	$(0.92)	—	$7.00
2002 - Class B Shares	7.84	(0.03)	(0.90)	(0.93)	—	6.91
2002 - Class C Shares	7.82	(0.03)	(0.90)	(0.93)	—	6.89
2002 - Institutional Shares	7.96	0.02	(0.93)	(0.91)	—	7.05
2002 - Service Shares	7.90	—	(0.92)	(0.92)	—	6.98
FOR THE YEAR ENDED DECEMBER 31,

2001 - Class A Shares	8.93	—	(0.99)	(0.99)	$(0.02)	7.92
2001 - Class B Shares	8.89	(0.06)	(0.99)	(1.05)	—	7.84
2001 - Class C Shares	8.88	(0.06)	(0.99)	(1.05)	(0.01)	7.82
2001 - Institutional Shares	8.96	0.03	(1.00)	(0.97)	(0.03)	7.96
2001 - Service Shares	8.93	(0.01)	(0.99)	(1.00)	(0.03)	7.90
FOR THE PERIOD ENDED DECEMBER 31,

2000 - Class A Shares (commenced April 3)	10.00	0.04	(1.11)	(1.07)	—	8.93
2000 - Class B Shares (commenced April 3)	10.00	—	(1.11)	(1.11)	—	8.89
2000 - Class C Shares (commenced April 3)	10.00	—	(1.12)	(1.12)	—	8.88
2000 - Institutional Shares (commenced April 3)	10.00	0.13	(1.17)	(1.04)	—	8.96
2000 - Service Shares (commenced April 3)	10.00	0.06	(1.13)	(1.07)	—	8.93

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

						Ratios assuming no
						expense reductions

	Net assets			Ratio of				Ratio of
	at end of	Ratio of		net investment		Ratio of		net investment		Portfolio
Total	period	net expenses to		income (loss) to		expenses to		income (loss) to		turnover
return(a)	(in 000s)	average net assets		average net assets		average net assets		average net assets		rate

(11.62)%	$51,596	1.24	%(b)	(0.01	)%(b)	1.31	%(b)	(0.08	)%(b)	42%
(11.86)	31,576	1.99	(b)	(0.76	)(b)	2.06	(b)	(0.83	)(b)	42
(11.89)	28,811	1.99	(b)	(0.76	)(b)	2.06	(b)	(0.83	)(b)	42
(11.43)	10,211	0.84	(b)	0.40	(b)	0.91	(b)	0.33	(b)	42
(11.65)	813	1.34	(b)	(0.11	)(b)	1.41	(b)	(0.18	)(b)	42

(11.03)	62,896	1.24		—		1.45		(0.20)		102
(11.78)	37,711	1.99		(0.74)		2.20		(0.95)		102
(11.85)	33,089	1.99		(0.74)		2.20		(0.95)		102
(10.78)	9,933	0.84		0.42		1.05		0.21		102
(11.15)	723	1.34		(0.09)		1.55		(0.30)		102

(10.70)	64,396	1.24	(b)	0.63	(b)	2.03	(b)	(0.16	)(b)	77
(11.10)	34,538	1.99	(b)	(0.03	)(b)	2.78	(b)	(0.82	)(b)	77
(11.20)	25,640	1.99	(b)	(0.05	)(b)	2.78	(b)	(0.84	)(b)	77
(10.40)	11,787	0.84	(b)	1.87	(b)	1.63	(b)	1.08	(b)	77
(10.70)	533	1.34	(b)	0.94	(b)	2.13	(b)	0.15	(b)	77

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **the Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $319 billion in assets under management as of June 30, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 40 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


GLOBAL SECTOR
INTERNATIONAL EQUITY
DOMESTIC EQUITY
FIXED INCOME
MONEY MARKET
Higher Risk/Return
Lower Risk/Return
ASSET ALLOCATION PORTFOLIOS
SPECIALTY

Global Sector Funds
- Consumer Growth Fund
- Financial Services Fund
- Health Sciences Fund
- Infrastructure and Resources Fund
- Technology Fund

International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund
- CORE℠ Tax-Managed Equity Fund

Specialty Funds
- Internet Tollkeeper Fund℠
- Real Estate Securities Fund

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund*
- Enhanced Income Fund

Money Market Funds[1]

[1] *An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.*

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

* *Effective July 1, 2002, the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.*

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Patrick T. Harker
Mary Patterson McPherson
Alan A. Shuch
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

OFFICERS
Gary D. Black, *President*
James A. Fitzpatrick, *Vice President*
James A. McNamara, *Vice President*
John M. Perlowski, *Treasurer*
Howard B. Surloff, *Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Holdings listed are as of 6/30/02 and are not indicative of future holdings.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total return may not be as significant.

Of course, no assurance can be offered that the Fund's tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. Withdrawals from the Fund are taxable. Since the Fund features tax-managed strategies, it may not be a suitable investment for IRAs or other tax-exempt or tax-deferred accounts. Potential investors are strongly encouraged to consult with their tax advisors to determine whether a tax-managed product is suitable for their investment portfolio.

CORE℠ is a service mark of Goldman, Sachs & Co.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2002 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2002

02-1533 / CORETXSAR / 6.3K / 8-02